SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 31, 1997


                             MEDICAL DYNAMICS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

           Colorado                                               84-0631765
-------------------------------                                   --------------
(State or other jurisdiction of                                   (IRS Employer
incorporation or organization)                                    Identification
                                                                  Number)


       99 Inverness Drive East
         Englewood, Colorado                            80112
---------------------------------------                --------
(Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:

                                 (303) 790-2990

                                 not applicable
                  -------------------------------------------
                  former name or former address, if applicable




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



Item 5: Other Events

     Medical Dynamics, Inc. (the "Company") is filing herewith its unaudited preliminary balance sheet as of December 31, 1997. This balance sheet is based on preliminary information available to the Company and certain projections and assumptions made by the Company which the Company believes are reasonable in light of the circumstances. Any person reviewing this balance sheet should understand that the information contained in the balance sheet will have to be confirmed by auditors against information that subsequently becomes available to the Company (such as statements and invoices from suppliers, vendors, and financial institutions which have not yet been received by the Company). It further should be understood that the information contained herein is subject to adjustment should the Company reclassify certain assets, liabilities, income, or expenses as a result of the audit procedures to be conducted in the future.

     This balance sheet is being submitted for the limited purpose of meeting certain requirements imposed by the National Association of Securities Dealers, Inc. and should not be utilized by any other person for any purpose.




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



                     Medical Dynamics, Inc. and Subsidiary
                          Consolidated Balance Sheets
                            (Unaudited, Preliminary)


                                                                       December
                                                                       31, 1997
                                                                      ----------
ASSETS:

CURRENT ASSETS:
   Cash and Cash Equivalents                                          $  126,179
   Short Term Investments                                              1,103,072
                                                                      ----------
   Total Cash and Investments                                          1,229,252

   Trade Receivables, less
     allowance for doubtful
     accounts of $127,892                                                638,248
   Inventories, net allowance
     for obsolescence of $626,966                                        572,664
   Prepaid Expenses                                                      134,614
                                                                      ----------
     Total Current Assets                                              1,345,526

EQUIPMENT:
   Loaner Equipment                                                      306,359
   Machinery & Equipment                                                 324,321
   Autos & Trucks                                                         38,876
   Furniture & Fixtures                                                  236,661
   Leasehold Improvements                                                 54,477
                                                                      ----------
                                                                         900,694

   Less Accumulated Deprecia-
     tion and Amortization                                               773,370
                                                                      ----------
                                                                         187,324

OTHER ASSETS:
   Capitalized Software Development
     Costs net of Accumulated
     Amortization of $101,128                                          2,747,487
   Capitalized Technical Support Contracts
     net of Acc. Depreciation of $74,231                               1,410,269
   Covenants net of Amortization of                                      182,559
   Patents, Patents Pending and
     Trademarks, net of Accumulated
     Amortization of $738,587                                             56,857
   Goodwill, net of Accumulated
     Amortization of $11,289                                             666,042
   Other                                                                  22,628
                                                                      ----------
                                                                       5,085,853

                                                                      ----------
TOTAL ASSETS:                                                         $7,847,956
                                                                      ==========


                      Preliminary, Subject to Adjustment.

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


                     Medical Dynamics, Inc. and Subsidiary
                          Consolidated Balance Sheets
                            (Unaudited, Preliminary)


                                                                     December
                                                                     31, 1997
                                                                   ------------

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
   Accounts Payable                                                $    382,866
   Accrued Expenses                                                     141,027
   Customer Deposits                                                      6,288
   Notes Payable                                                        400,000
   Federal / State tax Liability                                        128,968
                                                                   ------------
     Total Current Liabilities                                        1,059,149

LONG TERM LIABILITIES:
   Deferred Revenue                                                     376,499
   Debenture Liability                                                1,100,000
   Other Long Term Liability                                             43,251
                                                                   ------------
     Total Long Term Liabilities                                      1,519,750

STOCKHOLDERS' EQUITY:

   Common stock; $.001
   par value; authorized
     15,000,000 shares;
     issued 9,255,736                                                     9,256
   Additional Paid-in Capital                                        22,839,092
   Accumulated Deficit                                              (17,271,587)
   Net Profit / (Loss) Current Year                                    (307,705)
                                                                   ------------
     Total Stockholders' Equity                                       5,269,056

                                                                   ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY:                          $  7,847,956
                                                                   ============



                      Preliminary, Subject to Adjustment.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDICAL DYNAMICS, INC.


January 19, 1998                            By: /s/  Van A. Horsley
                                              ----------------------------------
                                              Van A. Horsley, President



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